UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2025

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SUN

(Exact name of registrant as specified in its charter)

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Wyoming	333-287884	35-2871996
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

10 Lily Pond Lane

East Hampton, New York 11937

(Address of Principal Executive Offices) (Zip Code)

(424) 465-0407

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01	Changes in Registrant’s Certifying Accountant.

On November 14, 2025, the Audit Committee of the Board of Directors of SUN (the “Company”) approved the dismissal of Boladale Lawal & Co (Boladale) as the Company’s independent registered public accounting firm, effective immediately. The Company subsequently notified Boladale and has appointed ALOBA, AWOMOLO & PARTNERS as the new auditor.

Boladale’s reports on the Company’s financial statements were unqualified, there were no disagreements between the Company and Bush on any matter of accounting principles, financial statement disclosure, or auditing scope, nor were there any reportable events during the periods they reviewed.

The Company has provided Boladale with a copy of this Form 8-K and requested that Boladale furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above disclosures. A copy of Boladale’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from CPA
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUN

By	/s/ Michael Ssebugwawo Muyingo
Name: Michael Ssebugwawo Muyingo Title: Chief Executive Officer

Date: November 17, 2025

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